__________________________________
                                  (Registrant)

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Susan A. Hollister, Richard W. Smirl, Gilbert L. Southwell III, Dennis A. Wallestad, John W. Widmer, and Thomas M. Zoeller, each an officer of the above Registrant, each his or her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements and amendments and post-effective amendments to the Registration Statements and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                    NAME                                          TITLE                            DATED AS OF


                                              Chairman of the Board (Principal Executive
                                              Officer) and a Director
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Richard S. Strong

                                              Treasurer (Principal Financial and Accounting
                                              Officer)
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John W. Widmer


                                              Director
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Marvin E. Nevins


                                              Director
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Willie D. Davis


                                              Director
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William F. Vogt


                                              Director
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Stanley Kritzik


                                              Director
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Neal Malicky


/s/ Gordon B. Greer                           Director                                             May 3, 2002
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Gordon B. Greer
